                                                                    EXHIBIT 24.1

                 POWER OF ATTORNEY WITH RESPECT TO REGISTRATION
                 STATEMENTS COVERING COMMON STOCK OF FORD MOTOR
                COMPANY FOR ISSUANCE UNDER EMPLOYEE STOCK PLANS


      Each of the undersigned, an officer and/or director of FORD MOTOR COMPANY (the "Company"), does hereby constitute and appoint J. M. Devine, J. A. Hall,
D. N. McCammon, M. L. Reichenstein, J. W. Martin, Jr., J. M. Rintamaki, L. J. Ghilardi, K. S. Lamping and P. J. Sherry, Jr., and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of the Company, or as an officer or director of the Company, or by attesting the seal of the Company, or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company and its subsidiaries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) thereto relating to the issuance of Common Stock under the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees, the Ford Motor Company Tax-Efficient Savings Plan for Hourly Employees, the Ford Credit Savings Plan, the Associates First Capital Corporation Retirement Savings and Profit Sharing Plan, the Ford Motor Company 1985 Stock Option Plan, the Ford Motor Company 1990 Long-Term Incentive Plan, the Ford Motor Company Supplemental Compensation Plan and the Ford Microelectronics Savings Retirement Plan, as authorized by the Board of Directors of the Company at meetings held on July 14, 1994 and November 10, 1994, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company, or as an officer or director of the Company, or by attesting the seal of the Company, or otherwise) to such a Registration Statement or Registration Statements and to such amendments to be filed with the Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.


      IN WITNESS WHEREOF, each of the undersigned has signed his or her name hereto as of November 10, 1994.



     /s/ Colby H. Chandler                      /s/ Michael D. Dingman
- -------------------------------           ----------------------------------
        (Colby H. Chandler)                        (Michael D. Dingman)



    /s/ Edsel B. Ford II                        /s/ William C. Ford
- -------------------------------           ----------------------------------
       (Edsel B. Ford II)                          (William C. Ford)

   /s/ William C. Ford, Jr.                      /s/ Allan D. Gilmour
- -------------------------------           ----------------------------------
      (William C. Ford, Jr.)                        (Allan D. Gilmour)


   /s/ Roberto C. Goizueta                    /s/ Irvine O. Hockaday, Jr.
- -------------------------------           ----------------------------------
      (Roberto C. Goizueta)                      (Irvine O. Hockaday, Jr.


                                                  /s/ Ellen R. Marram
- -------------------------------           ----------------------------------
        (Drew Lewis)                                 (Ellen R. Marram)



      /s/ Kenneth H. Olsen                       /s/ Carl E. Reichardt
- -------------------------------           ----------------------------------
         (Kenneth H. Olsen)                         (Carl E. Reichardt)


      /s/ Louis R. Ross                        /s/ Stanley A. Seneker
- -------------------------------           ----------------------------------
         (Louis R. Ross)                          (Stanley A. Seneker)



      /s/ Alex Trotman                       /s/ Clifton R. Wharton, Jr.
- -------------------------------           ----------------------------------
         (Alex Trotman)                         (Clifton R. Wharton, Jr.)



      /s/ John M. Devine                       /s/ Murray L. Reichenstein
- -------------------------------           ----------------------------------
         (John M. Devine)                         (Murray L. Reichenstein)